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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): January 17, 2007

                          GRANITE MASTER ISSUER PLC
            (Exact name of registrant as specified in its charter)
                              England and Wales
                (State or other jurisdiction of incorporation)
                                  333-139778
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                                  Fifth Floor
                                100 Wood Street
                           London EC2V 7EX, England
                   (Address of principal executive offices)
                             +44 (0)20 7606 0643
             (Registrant's telephone number, including area code)

                       GRANITE FINANCE TRUSTEES LIMITED
            (Exact name of registrant as specified in its charter)
                           Jersey, Channel Islands
                (State or other jurisdiction of incorporation)
                                 333-139778-02
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                              22 Grenville Street
                  St. Helier, Jersey JE4 8PX, Channel Islands
                   (Address of principal executive offices)
                             +44 (0)1534 609 333
             (Registrant's telephone number, including area code)

                      GRANITE FINANCE FUNDING 2 LIMITED
            (Exact name of registrant as specified in its charter)
                              England and Wales
                (State or other jurisdiction of incorporation)
                                 333-139778-01
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                                  Fifth Floor
                                100 Wood Street
                           London EC2V 7EX, England
                   (Address of principal executive offices)
                             +44 (0)20 7606 0643
             (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events

Item 8.01.  Other Events

Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K, Granite Master Issuer plc, Granite Finance Trustees Limited and Granite Finance Funding 2 Limited are filing a prospectus and a preliminary prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to the Series 2007-1 Class 1A1, Class 2A1, Class 3A1, Class 4A1, Class 1B1, Class 2B1, Class 1M1, Class 2M1, Class 1C1 and Class 2C1 Notes issued by Granite Master Issuer plc (the "Notes").

Incorporation of Certain Documents by Reference

The consolidated financial statements of Barclays Bank PLC and its subsidiaries incorporated in the preliminary prospectus supplement by reference to the combined Annual Report on Form 20-F of Barclays PLC and Barclays Bank PLC for the year ended December 31, 2005 have been so incorporated in reliance upon an audit report of PricewaterhouseCoopers LLP, London, England, independent registered public accounting firm, given upon the authority of said firm as experts in auditing and accounting.

Section 9   Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Exhibits:

Exhibit No. Description

23.1 Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of Barclays Bank PLC

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.


 Date: January 18, 2007


                                        GRANITE MASTER ISSUER PLC

                                        By: L.D.C. SECURITISATION DIRECTOR No.1
                                            LIMITED


                                        By: /s/ Sharon Tyson
                                            -------------------------------
                                        Name:  Sharon Tyson
                                        Title: Director



 Date: January 18, 2007


                                        GRANITE FINANCE FUNDING 2 LIMITED

                                        By: L.D.C. SECURITISATION DIRECTOR No.2
                                            LIMITED

                                        By: /s/ Sharon Tyson
                                            -------------------------------
                                        Name:  Sharon Tyson
                                        Title: Director

 Date: January 18, 2007


                                        GRANITE FINANCE TRUSTEES LIMITED


                                        By: /s/ Daniel Le Blancq
                                            -------------------------------
                                        Name:  Daniel Le Blancq
                                        Title: Director

                                 EXHIBIT INDEX

            The following exhibits are filed herewith:


Exhibit No.

23.1 Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of Barclays Bank PLC